EXHIBIT 10.2

Halliburton Company

Common Stock, par value $2.50

Underwriting Agreement

March 17, 2005
J.P. Morgan Securities Inc.
Goldman, Sachs & Co., and
Citigroup Global Markets Inc.
As representatives of the several Underwriters
named in Schedule I hereto (the “Representatives”),
c/o J.P. Morgan Securities Inc. 277 Park Avenue, 19th Floor and New York, New York 10172	c/o Goldman, Sachs & Co. 85 Broad Street and New York, New York 10004	c/o Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013

Ladies and Gentlemen:

DII Industries, LLC Asbestos PI Trust, a trust organized under the laws of the Commonwealth of Pennsylvania (the "Selling Stockholder"), a stockholder of Halliburton Company, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 59,500,000 shares (the “Shares") of Common Stock, par value $2.50 per share (the "Stock") of the Company.

1.    (a)    The Company represents and warrants to, and agrees with, each of the Underwriters and the Selling Stockholder that:

(i)    A registration statement on Form S-3 (File No. 333-120646) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto have been declared effective by the Commission and copies of which (including the exhibits thereto and all documents incorporated by reference in the prospectus contained therein) have heretofore been delivered to the Representatives, and additional copies of which (excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein) have heretofore been delivered to the Representatives for each of the other Underwriters; no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any base prospectus included in the Initial Registration Statement is hereinafter called a “Base Prospectus”); any prospectus (including the Base Prospectus and any supplement thereto (any such supplement, a “Prospectus Supplement”)) filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus (including the Base Prospectus and the Prospectus Supplement) filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus (including the Base Prospectus and the Prospectus Supplement), in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

(ii)    No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

(iii)    The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iv)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

(v)    Neither the Company nor any of its material subsidiaries (as identified in Schedule II hereto furnished by the Company and which the Company has represented lists all material subsidiaries of the Company (each such subsidiary, a “Material Subsidiary”)) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its Material Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Material Subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

(vi)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent the failure to be so qualified or in good standing would not have a material adverse effect on the financial condition, business or results of operation of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); and each Material Subsidiary has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of formation;

(vii)    All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued ownership interests of each subsidiary of the Company have been duly and validly authorized and issued in accordance with the organizational documents of such subsidiary and the ownership interests of each subsidiary owned by the Company directly or indirectly are fully paid and non-assessable (except for directors' qualifying shares, if applicable) and are owned free and clear of all liens, encumbrances, equities or claims, except where such failure could not have a Material Adverse Effect;

(viii)    The Shares have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus;

(ix)    This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(x)     Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering contemplated hereby;

(xi)    The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which conflict, breach, violation or default would individually, or in the aggregate, have a Material Adverse Effect, (b) will not result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company, each as amended to date, and (c) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, which violation of any such statute, order, rule or regulation would, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(xii)    Neither the Company nor any of its Material Subsidiaries is (a) in violation of its Certificate of Incorporation or By-laws or other organizational documents, each as amended to date, or (b) except as set forth or incorporated by reference in the Prospectus, is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound where such default could have a Material Adverse Effect;

(xiii)    The statements set forth in the Base Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Stock, and in the Prospectus Supplement under the caption “Underwriting” and in the Base Prospectus under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate and fair summaries of the matters described therein in all material respects;

(xiv)    The statements set forth in the Prospectus Supplement under the caption “Certain United States Tax Considerations for Non-U.S. Holders”, insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

(xv)    Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no material proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xvi)    The Company and its subsidiaries possess adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, if determined adversely to the Company of any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

(xvii)    The Company and each of its subsidiaries (A) make and keep accurate books and records and (B) maintain internal accounting controls which provide reasonable assurance that (w) transactions are executed in accordance with management’s general or specific authorization, (x) transactions are recorded as necessary to permit preparation of their consolidated financial statements in accordance with GAAP and to maintain accountability for their assets, (y) access to their assets is permitted only in accordance with management’s general or specific authorization and (z) the reported accountability for their assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xviii)    The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer or persons performing similar functions by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (B) have been evaluated for effectiveness as of the end of the period covered by the report for the Company’s most recent annual or quarterly report filed with the Commission; and (C) are effective in all material respects to perform the functions for which they were established and the Company is not aware of any material weakness in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data;

(xix)    The Company is subject to Section 13 or 15(d) of the Exchange Act;

(xx)    The Company is not, and after giving effect to the offering and sale of the Shares, will not be an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”); and

(xxi)    KPMG LLP, who has issued its independent auditors’ report on the consolidated financial statements of the Company as of December 31, 2002, 2003 and 2004 and for the three years ended December 31, 2004 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are independent public accountants with respect to the Company as required by the Act and the rules and regulations of the Commission thereunder and the Public Company Accounting Oversight Board.

(b)    The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i)    The Selling Stockholder is a trust duly formed and validly existing pursuant to the law of the Commonwealth of Pennsylvania, and each trustee thereof is a duly appointed and incumbent trustee of the Selling Stockholder, having the requisite authority to authorize, execute and deliver this Agreement. Such trustees have duly authorized the execution and delivery of this Agreement and the sale of the Shares being sold to the Underwriters by the Selling Stockholder;

(ii)    All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained; and the Selling Stockholder has the full right, power and authority under the DII Industries, LLC Asbestos PI Trust Agreement, dated as of January 20, 2005 (the “Trust Agreement”) to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;

(iii)    The sale of the Shares to be sold by or on behalf of the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Trust Agreement or other organizational documents of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

(iv)    The Selling Stockholder has, and immediately prior to the Time of Delivery (as defined in Section 4 hereof) the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims, except for such liens held by the trustees of the Selling Stockholder, the lien held by U.S. Bank National Association, as custodian of the Shares, and the restrictions set forth in the Stockholder Agreement, dated as of January 20, 2005, between the Company and the Selling Stockholder, as amended as of the date hereof (the “Stockholder Agreement”); and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(v)    The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vi)    To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3, such Preliminary Prospectus and the Registration Statement, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(vii)    In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder will deliver to the Representatives prior to or at the Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof); and

(viii)    The obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any trustee of the Selling Stockholder or dissolution or liquidation of the Selling Stockholder, and if any such event should occur before the delivery of the Shares hereunder, the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement.

2.    Subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price per share of $41.714, the number of Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying 59,500,000 Shares by a fraction, the numerator of which is the aggregate number of Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is 59,500,000 Shares.

3.    Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

4.    (a) The Shares to be purchased by each Underwriter hereunder, in uncertificated form, and in such authorized denominations and registered in such names as J.P. Morgan Securities Inc. may request upon at least forty-eight hours’ prior notice to the Selling Stockholder shall be delivered by or on behalf of the Selling Stockholder to J.P. Morgan Securities Inc., through the facilities of the Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholder, to J.P. Morgan Securities Inc. at least forty-eight hours in advance. The Company will cause a copy of the form of global certificate representing the Shares to be made available for checking by the Representatives at least forty-eight hours prior to the Time of Delivery (as defined below) with respect thereto. The time and date of such delivery and payment shall be, with respect to the Shares, 9:30 a.m., New York time, on March 23, 2005 or such other time and date as J.P. Morgan Securities Inc. and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Shares is herein called the “Time of Delivery”.

(b)    The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 (the “Closing Location”), and the Shares will be delivered through the facilities of DTC, all at the Time of Delivery. A meeting will be held at the Closing Location at 4:00 P.M., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.    (i) The Company agrees with each of the Underwriters and the Selling Stockholder:

(a)    To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; for so long as the delivery of a prospectus is required in connection with the offering or sale of any of the Shares, to advise the Representatives and the Selling Stockholder, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives and the Selling Stockholder with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Representatives and the Selling Stockholder, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its commercially reasonable best efforts to obtain the withdrawal of such order;

(b)    Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)    Prior to 10:00 a.m. New York City time on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with six copies of the Prospectus and each amendment or supplement thereto with the independent accountants’ report(s) included in or incorporated by reference in the Prospectus, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as the Representatives may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Prospectus, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and the Selling Stockholder and upon the Representatives’ request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)    To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)    Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f)    During the period beginning from the date hereof and continuing to and including 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of J.P. Morgan Securities Inc. and Goldman, Sachs & Co.;

(g)    To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail or to post such information on the Company's website on the internet at www.halliburton.com, at www.sec.gov/edaux.searches.htm or at another website accessible by its stockholders without charge;

(h)    During a period of five years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), or to post such information on the Company's website on the internet at www.halliburton.com, at www.sec.gov/edaux.searches.htm or at another website accessible by its stockholders without charge;

(i)    To use its commercially reasonable best efforts to maintain the listing for quotation of the Shares on the New York Stock Exchange (“NYSE”);

(j)    Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

(k)    To use its commercially reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Time of Delivery and to satisfy all conditions precedent to the delivery of the Shares, including without limitation delivery of instructions to its transfer agent and registrar to remove any restrictive legends applicable to the Shares and to register the transfer of the Shares as instructed by the Selling Stockholder.

(ii)    The Selling Stockholder agrees with each of the Underwriters and the Company that during the period beginning from the date hereof and continuing to and including 90 days after the date of the Prospectus, it will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, without the prior written consent of J.P. Morgan Securities Inc. and Goldman, Sachs & Co.;

6.    The Company covenants and agrees with the several Underwriters and the Selling Stockholder that the Company shall pay or cause to be paid all costs, fees and expenses (excluding underwriting discounts and commissions applicable to the Shares, which are reflected in the purchase price for the Shares set forth in Section 2 hereof) incident to its performance of or compliance with this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any agreement among the Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) taxes incident to the sale and delivery of the Shares to be sold to the Underwriters by the Selling Stockholder hereunder and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. In connection with clause (viii) of the preceding sentence, the Representatives agree to pay New York State stock transfer tax, and the Company agrees to reimburse the Representatives for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. The Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of the Selling Stockholder's obligations hereunder, including: (i) any fees and expenses of separate counsel for the Selling Stockholder, (ii) any fees and expenses of any other expert or advisor retained by or at the request of the Selling Stockholder, (iii) fees and expenses of the trustees of the Selling Stockholder and (iv) all expenses incident to the performance by the Selling Stockholder of all of its obligations under this Agreement. It is understood, however, that the Company shall bear, and the Selling Stockholder shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

7.    The obligations of the Underwriters hereunder, as to the Shares to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)    Simpson Thacher & Bartlett LLP, counsel for the Underwriters, shall have furnished to the Representatives such written opinion or opinions or negative assurance letter, dated the Time of Delivery, with respect to certain of the matters covered in paragraphs (i), (ii) and (iv) and the second-to-last paragraph of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)    Baker Botts L.L.P., counsel for the Company, shall have furnished to the Representatives their written opinion or negative assurance, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

(i)    The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

(ii)    The Shares have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

(iii)    The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of Texas (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company and public officials, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

(iv)    This Agreement has been duly authorized, executed and delivered by the Company;

(v)    To the best of such counsel’s knowledge and other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Material Subsidiaries is a party or of which any property of the Company or any of its Material Subsidiaries is the subject that is required to be described in the Registration Statement and Prospectus and that is not so described;

(vi)    No consent, approval, authorization, order, registration or qualification of or with any U.S. court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(vii)    The statements set forth in the Base Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Stock, and in the Prospectus Supplement under the caption “Underwriting” and in the Base Prospectus under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(viii)    The Company is not an “investment company”, as such term is defined in the Investment Company Act;

(ix)    Although the discussion set forth in the Prospectus Supplement under the caption “Certain United States Tax Considerations for Non-U.S. Holders,” does not purport to discuss all possible United States Federal income tax consequences of the purchase, ownership and disposition of the Shares, in such counsel’s opinion, such discussion constitutes in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Shares by the non-U.S. holders addressed therein based upon current law and subject to the qualifications set forth therein; and

(x)    The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

No facts have come to such counsel’s attention that lead them to believe that, as of its effective date, the Registration Statement (other than financial statements, the notes thereto and the auditor’s report thereon and other financial data included therein or omitted therefrom, as to which they need not comment) or any further amendment thereto made by the Company prior to the Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of their respective dates or as of the date the opinion is delivered, the Prospectus or any Exchange Act filing (other than financial statements, the notes thereto and the auditor’s report thereon and other financial data included therein or omitted therefrom, as to which they need not comment) incorporated therein (each, an “Exchange Act Report”) or any further amendment or supplement thereto made by the Company prior to the Time of Delivery contain, an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that they have participated in conferences with representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and their counsel at which conferences the contents of the Registration Statement, Prospectus and Exchange Act Reports and related matters were discussed, and that they did not independently verify the information in the Prospectus or the Exchange Act Reports and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus or the Exchange Act Reports (except to the extent set forth in paragraphs ((ii), (vii) and (ix) above). Such counsel may also state that they are relying to the extent they deem necessary upon the factual statements of officers and other representatives of the Company.

Such counsel may state that the opinions expressed are based on and are limited to the laws of the State of Texas, the General Corporation Law of the State of Delaware, the contract law of the State of New York and the federal laws of the United States, as currently in effect.

(d)    Margaret Carriere, Vice President, Secretary and Corporate Counsel of the Company, or Bruce A. Metzinger, Assistant Secretary and Assistant General Counsel of the Company, shall have furnished to the Representatives a written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

(i)    The Company has an authorized capitalization as set forth in the Prospectus;

(ii)     All of the issued shares of capital stock of the Company (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable;

(iii)    Each Material Subsidiary has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation, and each of the Company and each Material Subsidiary has been duly qualified to do business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing could not have a Material Adverse Effect; and all of the issued ownership interests of each Material Subsidiary have been duly and validly authorized and issued in accordance with the organizational documents of such Material Subsidiary, are fully paid and non-assessable, if applicable, and (except for directors’ qualifying shares, if applicable) the ownership interests of each Material Subsidiary owned by the Company directly or indirectly are owned, free and clear of all liens, encumbrances, equities or claims, except as set forth in the Prospectus (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company and public officials, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

(iv)    Except as disclosed in the Prospectus, to the best of such counsel’s knowledge, no legal or governmental proceedings are threatened or contemplated by governmental authorities or threatened by others against the Company or any of its subsidiaries which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

(v)    The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which conflict, breach violation or default would individually, or in the aggregate, have a Material Adverse Effect, (b) will not result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company, each as amended to date, and (c) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, which violation of any such statute, order or regulation would individually, or in the aggregate, have a Material Adverse Effect;

(vi)    The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to have complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder, to the extent applicable; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

(vii)    Neither the Company nor any of its Material Subsidiaries is in violation of its organizational or governing documents or, except as set forth or incorporated by reference in the Prospectus, is in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

(e)(1) Cohen & Grigsby, PC, special Pennsylvania counsel for the Selling Stockholder, shall have furnished to the Representatives their written opinion with respect to the Selling Stockholder, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

(i)    The trustees of the Selling Stockholder were duly appointed and are its incumbent trustees and said trustees are duly empowered, on behalf of the Selling Stockholder, to execute and deliver this Agreement and to sell the Shares to the Underwriters;

(ii)    The Selling Stockholder is a common law trust duly organized and validly existing under the laws of the Commonwealth of Pennsylvania, with power and authority to perform its obligations under this Agreement;

(iii)    This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder;

(iv)     The sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not result in any violation of the provisions of the Trust Agreement or other organizational documents of the Selling Stockholder, any law, rule or regulation currently in effect in the Commonwealth of Pennsylvania applicable to the Selling Stockholder or any order, judgment or decree identified to such counsel in a certificate (attached as an exhibit to such opinion) by the Selling Stockholder as constituting all orders, judgments or decrees of any Pennsylvania court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder; and

(v)     No consent, approval, authorization or order of any Pennsylvania court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except (A) such consents, approvals, authorizations or orders as may be required under the Pennsylvania securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters and (B) such consents, approvals, authorizations or orders as have been obtained or made.

(e)(2)     Gibson, Dunn & Crutcher LLP, counsel for the Selling Stockholder, shall have furnished to the Representatives their written opinion with respect to the Selling Stockholder, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

(i)    This Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder;

(ii)     The sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified to such counsel in a certificate (attached as an exhibit to such opinion) by the Selling Stockholder as being material and to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of any law, rule or regulation currently in effect in the State of New York or the United States of America or the Delaware General Corporation Law applicable to the Selling Stockholder or any order, judgment or decree identified to such counsel in a certificate (attached as an exhibit to such opinion) by the Selling Stockholder as constituting all orders, judgments or decrees of any court or governmental agency or body (other than a Pennsylvania court or governmental agency or body) having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

(iii)    No consent, approval, authorization or order of any court or governmental agency or body of the State of New York or the United States of America or the Delaware General Corporation Law is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder, except (A) for the registration of the Shares under the Act, (B) such consents, approvals, authorizations or orders as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters and (C) such consents, approvals, authorizations or orders as have been obtained or made; and

(iv)    Upon (i) payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement, (ii) registration of transfer of the Shares in the name of DTC or its nominee by Mellon Investor Services, LLC, in its capacity as the transfer agent acting on behalf of the Company, on the Company's share registry, and (iii) appropriate crediting on the books of DTC to the securities account of each Underwriter of its respective portion of such Shares in accordance with the Uniform Commercial Code (“UCC”), (A)  under Section 8-501 of the UCC, each Underwriter will acquire a valid security entitlement in respect of its portion of such Shares and (B) no action based on any “adverse claim” (within the meaning of Section 8-102(a)(1) of the UCC) to any of such Shares may be asserted against any of the Underwriters with respect to any such securities entitlements.

(f)    On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, KPMG LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, to the effect set forth in the executed copy of the letter delivered prior to the execution of this Agreement, which is attached as Annex I hereto;

(g)(i)    Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in this Agreement and in the Prospectus;

(h)    On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization since the date of this Agreement shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

(i)    On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

(j)    The Shares at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

(k)    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses; and

(l)    The Company and the Selling Stockholder shall have furnished or caused to be furnished to the Representatives at the Time of Delivery certificates of officers of the Company and of the Selling Stockholder, respectively, reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of the Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section.

8.    (a) The Company will indemnify and hold harmless each Underwriter, the Selling Stockholder, their respective directors, officers, trustees and employees and each other person, if any, who controls any Underwriter or the Selling Stockholder within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and the Selling Stockholder for any legal or other expenses reasonably incurred by such Underwriter or the Selling Stockholder, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

(b)    The Selling Stockholder will indemnify and hold harmless each Underwriter and the Company, their respective directors, officers and employees and each other person, if any, who controls any Underwriter or the Company within the meaning of the Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3; and will reimburse each Underwriter and the Company for any legal or other expenses reasonably incurred by such Underwriter or the Company, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that in no event shall the Selling Stockholder be liable pursuant to this Section 8(b) for any losses, claims, damages or liabilities which, together with all other losses, claims, damages or liabilities for which the Selling Stockholder has provided indemnification pursuant to this Section 8(b), are in excess of the net proceeds received by the Selling Stockholder in the transactions contemplated by this Agreement; and provided, further, that Selling Stockholder shall not be liable to any Underwriter under the indemnity agreement in this subsection (b) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the Act if such Underwriter failed to make reasonable efforts generally consistent with the then prevailing industry practice and the Company has previously furnished copies thereof in sufficient quantity and on a timely basis to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus.

(c)    Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholder, their respective directors, officers, trustees and employees and each other person, if any, who controls the Company within the meaning of the Act, from and against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(d)    Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)    If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. Nothing in the foregoing is intended to, or shall, supersede the respective contribution obligations of the Company and the Selling Stockholder, but only as between themselves, provided in Section 4.8(d) of the Stockholder Agreement. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. Notwithstanding the provisions of this subsection (e), the Selling Stockholder shall not be required to contribute an amount in excess of the amount for which it would have been liable if the provisions of subsection (b) above had been available.

(f)    The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, to each trustee of the Selling Stockholder and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

9.    (a)    If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Selling Stockholder that the Representatives have so arranged for the purchase of such Shares, or the Selling Stockholder notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Selling Stockholder shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares, then the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares, or if the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except for the expenses to be borne by the Company and the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.    The respective indemnities, agreements, representations, warranties and other statements of the Company, of the Selling Stockholder and of the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or by or on behalf of the Selling Stockholder, or any officer or director or controlling person of the Company, or any trustee of the Selling Stockholder, and shall survive delivery of and payment for the Shares.

11.    If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, (i) if the Shares are not delivered by the Selling Stockholder as provided herein due to a default by the Selling Stockholder of its obligations hereunder, the Selling Stockholder will reimburse the Underwriters through the Representatives, or (ii) if for any other reason the Shares are not delivered as provided herein, the Company will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

12.    In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by the Representatives on behalf of the Underwriters, as the Representatives; and in all dealings with the Selling Stockholder hereunder, the Representatives and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Selling Stockholder made or given by the managing trustee of the Selling Stockholder.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York, 10172, Attention: Syndicate Desk, in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department, and in care of Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to the Selling Stockholder at DII Industries, LLC Asbestos PI Trust, 2716 Lee Street, Suite 500, Greenville, Texas 75401, Attention: Alan R. Kahn, Managing Trustee, facsimile (903) 453-2169, with a copy to Gibson Dunn & Crutcher LLP, 2100 McKinney Avenue, Suite 1100, Dallas, Texas, 75201, Attention: Michael A. Rosenthal; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Office of the General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholder by the Representatives on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder, any of its trustees or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.    Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

15.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

Notwithstanding anything contained in this Agreement to the contrary, each of the Underwriters and the Company acknowledges and agrees that the trustees of the Selling Stockholder have executed and delivered this Agreement, and any and all documents in connection herewith, solely as trustees of the Selling Stockholder and not in their personal or individual capacities. Each of the Underwriters and the Company agrees that it shall have no recourse against such trustees in their individual or personal capacities under this Agreement, or under any certificate, representation, warranty, indemnification or other instrument delivered in connection herewith.

If the foregoing is in accordance with the Representatives’ understanding, please sign and return to us one for the Company, the Selling Stockholder and each of the Representatives plus one counterpart for each counsel of the foregoing, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder.

Very truly yours,

HALLIBURTON COMPANY

By:    /s/ W. Preston Holsinger_________
W. Preston Holsinger
Vice President and Treasurer

DII INDUSTRIES, LLC ASBESTOS PI TRUST

By:    /s/ Alan R. Kahn___________________
Alan R. Kahn, as Managing Trustee

By:    /s/ Robert M. Parker________________
The Honorable Robert M. Parker, as Trustee

By:    /s/ Mark M. Gleason_________________
Mark M. Gleason, as Trustee

Accepted as of the date hereof

J.P. Morgan Securities Inc.

By:/s/ Yaw Asamoah-Duodu___________
Name: Yaw Asamoah-Duodu
Title: Vice President

Goldman, Sachs & Co.

By:/s/ Goldman, Sach & Co.___________
(Goldman, Sachs & Co.)

Citigroup Global Markets Inc.

By:/s/ Quinn P. Fanning____________

Name: Quinn P. Fanning

Title:    Director

On behalf of each of the Underwriters
SCHEDULE I

Total Number of
Shares
Underwriter	to be Purchased
J.P. Morgan Securities Inc.	15,916,250
Goldman, Sachs & Co.	15,916,250
Citigroup Global Markets Inc.	10,710,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated.	3,570,000
Morgan Stanley & Co. Incorporated.	3,570,000
UBS Securities LLC.	3,570,000
Credit Suisse First Boston LLC.	1,041,250
Deutsche Bank Securities Inc.	1,041,250
Dresdner Kleinwort Wasserstein Securities LLC .	1,041,250
Lehman Brothers Inc.	1,041,250
Simmons & Company International.	1,041,250
Wachovia Capital Markets, LLC.	1,041,250
Total	59,500,000

SCHEDULE II Material Subsidiaries
Company	Jurisdiction of Organization
Halliburton Energy Services, Inc	Delaware
Halliburton International, Inc.	Delaware
Halliburton Affiliates, LLC	Delaware
DII Industries, LLC	Delaware
Kellogg Brown & Root, Inc.	Delaware
Landmark Graphics Corporation	Delaware
KBR Group Holdings, LLC	Delaware